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                                                                  Exhibit 10.24
                                SEALY CORPORATION

                             1997 STOCK OPTION PLAN

                  Sealy Corporation (the "Company") hereby adopts the 1997 Stock Option Plan (the "Plan") for the benefit of certain persons and subject to the terms and provisions set forth below.

                                    ARTICLE I

                                     GENERAL

         1.1 PURPOSE OF THE PLAN. The purpose of this Plan is to provide certain persons with (i) an incentive to join and remain in the service of the Company and its Subsidiaries, (ii) an incentive to maintain and enhance the long-term performance and profitability of the Company and its Subsidiaries, and (iii) an opportunity to acquire a proprietary interest in the success of the Company.

         1.2 DEFINITIONS. Unless the context otherwise indicates, the following words shall have the following meanings whenever used in this instrument:

                  (a) "Board" shall mean the Board of Directors of the Company as constituted from time to time.

                  (b) "Cause" shall mean "Cause" as defined in the Sealy Executive Severance Plan, or comparable provision of any successor to such Plan.

                  (c) "Code" shall mean the United States Internal Revenue Code (Title 26 of the United States Code).

                  (d) "Committee" shall mean the Human Resources Committee of the Board as constituted from time to time. Notwithstanding the above, in accordance with the provisions of Section 1.3(e) hereof, the term "Committee" may be deemed to mean the Board as may be appropriate from time to time.

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                  (e)      "Common Shares" shall mean shares of Class A common
                           stock of the Company, par value $.01 per share, and any other shares into which such Common Shares may be changed by reason of recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

                  (f) "Company" shall mean Sealy Corporation, a Delaware corporation, or any corporation or other entity which assumes the obligations of Sealy Corporation by operation of law or otherwise under the Plan.

                  (g) "Non-Employee Director" shall mean a non-employee director within the meaning of Rule 16b-3.

                  (h) "Eligible Personnel" shall mean officers and executive, managerial, or professional employees of the Company or any Subsidiary and consultants to the Company or a Subsidiary.

                  (i) "Exercise Price" shall mean the amount payable per Common Share by the Grantee to the Company upon exercise of the Option as set forth in the applicable Option Agreement. The Exercise Price per Common Share subject to an Incentive Stock Option shall not be less than the Fair Market Value of a Common Share on the date such Incentive Stock Option is granted. The Exercise Price per Common Share subject to a Nonqualified Stock Option shall not be less than the par value of a Common Share.

                  (j) "Fair Market Value" shall mean, as of any date and in respect of Common Shares, the fair market value of one Common Share on such date, as determined hereunder:

                           (I) in the event the Common Shares are Publicly Traded on such date, Fair Market Value shall equal the average for the ten trading, days preceding, such date of (A) the closing price of a Common Share on such national securities exchange or the NASDAQ Stock Market, as may be designated by the Committee, or, (B) in the event that the Common Shares are not listed for trading on a national securities exchange or trading, on the NASDAQ Stock Market, but are quoted on an automated quotation system, the closing bid price per share of Common Shares on such automated quotation system, or

                           (II) in the event the Common Shares are not Publicly Traded on such date, Fair Market Value shall be deemed to be the appraised value of a Common Share as of the last day of the fiscal year preceding such date, determined by a nationally recognized independent financial appraiser engaged at the expense of the Company taking into account, INTER ALIA, the inherent value of the Company's assets

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                                    (including brand names and trade names), the
                                    value of the Company's income, cash flow, the fair market value of the Company's equity in the marketplace, and any other relevant factors. Any such appraisal shall be done in a manner which is consistent with prior appraisals under this Plan or its predecessor and with appraisals being performed under all other employee compensation or benefit plans of the Company.

                  (k) "Grantee" shall mean a person to whom an award pursuant to the Plan has been granted.

                  (l) "Incentive Stock Option" shall mean an Option satisfying the requirements of Section 422 of the Code.

                  (m) "Nonqualified Stock Option" shall mean an Option which does not satisfy the requirements of Section 422 of the Code.

                  (n) "Option" as used herein means an option to purchase Common Shares granted subject to the terms and conditions contained herein.

                  (o) "Option Agreement" shall mean a written agreement executed by the Committee and a Grantee in accordance with the provisions of Section 2.2(a) of the Plan.

                  (p) "Plan" shall mean this document as originally executed and as it may be later amended.

                  (q) "Publicly Traded" shall mean listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under section 15A(b) of the Securities Exchange Act of 1934.

                  (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any amendment of or successor to such rule as may be in effect from time to time.

                  (s) "Subsidiary" shall mean any entity in which the Company owns, directly or indirectly, stock possessing, at least eighty percent (80%) or more of the total combined voting power of all classes of stock entitled to vote or at least eighty percent (80%) of the total value of shares of all classes of stock of such corporation as determined pursuant to
                           Section 1563(a)(1) of the Code, but only during the period any such corporation would be so defined.


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                  (t)      "Termination of Employment" shall mean the severance
                           of an individual's employment relationship with the Company and all Subsidiaries for any reason, including the sale or transfer of the stock or assets of the business unit by which the individual is employed to a person or entity other than the Company or a Subsidiary or to a joint venture which is not a Subsidiary even though the Company or a Subsidiary is one of the joint venture partners.

         1.3 ADMINISTRATION.

                  (a) Except as otherwise provided in Section 1.3(e) hereof, the Plan shall be administered by the Committee, which shall consist of not less than two directors, a majority of which shall not be employees of the Company or a Subsidiary, and which shall have the power of the Board to authorize the issuance of Common Shares pursuant to the Options. The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board. To the extent required for the Plan to qualify for the exemptions available under Rule 16b-3, the members of the Committee shall be Non-Employee Directors.

                  (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Option Agreements executed pursuant to Section 2.2,
(iii) to prescribe, amend and rescind rules and regulations relating, to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) delegate to employees of the Company any of its nondiscretionary ministerial duties under the Plan as it shall determine appropriate.

                  (c) The determination of the Committee on all matters relating to the Plan or any Option Agreement shall be conclusive.

                  (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.


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                  (e) Notwithstanding, anything to the contrary contained
herein, the Board may, in its sole discretion, at any time and from time to time, by an action of the Board, resolve to administer the Plan effective as of a date specified in such action.

                  (f) All actions of the Committee shall require the affirmative vote of a majority of the members thereof

         1.4 PERSONS ELIGIBLE FOR AWARDS. Awards under the Plan may be made to Eligible Personnel as the Committee shall in its sole discretion select.

         1.5 TYPES OF AWARDS UNDER PLAN. The Options awarded under the Plan shall, in the Committee's discretion, be granted either as (a) Incentive Stock Options or (b) Nonqualified Stock Options.

         1.6 SHARES AVAILABLE FOR AWARDS.

                  (a) Subject to the provisions of Section 3.6 hereof, the total number of Common Shares with respect to which Options may be granted shall be equal to the excess (if any) of (i) 2,400,000 Common Shares, over (ii) the sum of (A) the number of Common Shares subject to outstanding Options and (B) the number of Common Shares previously issued pursuant to the exercise of Options In accordance with (and without limitation upon) the preceding sentence, Common Shares available under this Plan and covered by Options which expire, terminate or are cancelled for any reason whatsoever shall again become available for awards under the Plan. In addition, subject to the provisions of Section 3.6 hereof, the maximum aggregate number of Common Shares with respect to which Options may be granted to any person during any calendar year during the term of this Plan is 1,000,000 Common Shares.

                  (b) Common Shares that shall be issuable pursuant to Options shall be authorized and unissued or treasury Common Shares.

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                  (c) Without limiting the generality of the preceding
provisions of this Section 1.5, the Committee may, but solely with the Grantee's consent, cancel any award of Options and issue a new award in substitution therefor, provided that the award so substituted shall satisfy all of the requirements of the Plan as of the date such new award is made.

                                   ARTICLE II

                                  STOCK OPTIONS

         2.1 GRANT OF STOCK OPTIONS. The Committee may grant Options to such Eligible Personnel, and in such amounts and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of this Plan. The Committee shall have the sole and exclusive right to determine those Eligible Personnel who will be granted Options hereunder and the terms and conditions under which such Options will be granted.

         2.2 AGREEMENTS EVIDENCING STOCK OPTIONS.

                  (a) The Options shall be evidenced by Option Agreements which shall not be inconsistent with the terms and provisions of the Plan, and, in the case of Incentive Stock Options, the terms and provisions of Section 422 of the Code, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Each Grantee shall agree that such award shall be subject to all of the terms and provisions of the Plan and the terms and provisions of the Option Agreement with respect to such award. A Grantee shall have no rights with respect to any award unless, within 60 days after the grant of such award (or such other period as the Committee may specify), the Grantee shall have executed and delivered to the Company a copy of the Option Agreement with respect to such award.


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                  (b) Each Option Agreement shall set forth the number of Common
Shares subject to the Option granted thereby and the Exercise Price payable by the Grantee to the Company upon exercise of the Option.

                  (c) An Option granted under this Plan shall be an Incentive Stock Option only if the relevant Option Agreement by its terms expressly states that it is intended to qualify as an Incentive Stock Option and the Option is designated as an Incentive Stock Option in such Option Agreement. Any Option granted under this Plan which does not satisfy the foregoing requirements of this Section 2.2(c) is intended to be a Nonqualified Stock Option.

         2.3 TERM OF OPTIONS. Each Option Agreement shall set forth the period during which the Option evidenced thereby shall be exercisable, whether in whole or in part, such periods to be determined by the Committee in its discretion; provided that, notwithstanding the foregoing or any other provision of the Plan, no Option Agreement shall permit an Option to be exercisable more than ten (10) years after the date of grant.

         2.4 LIMITATION ON GRANT OF INCENTIVE STOCK OPTIONS.

                  (a) To the extent that the aggregate Fair Market Value (determined as of the date such Options are granted) of the Common Shares with respect to which Incentive Stock Options are first exercisable by any Grantee in any calendar year shall exceed $100,000 (or such higher limit as may be permitted from time to time under Section 422 of the Code), such Options shall be treated as Nonqualified Stock Options.

                  (b) The limitations contained in subsection (a) above shall apply to (i) Incentive Stock Options received by such Grantee under this Plan, and (ii) incentive stock options received by such Grantee under all other stock option plans or agreements of the


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Company or any parent or subsidiary corporation thereof (within the meaning, of
Section 424(e) and (f) of the Code).

                  (c) The foregoing provisions of this Section 2.4 shall in no way limit or restrict the aggregate Fair Market Value of the Common Shares with respect to which any individual may be granted Nonqualified Stock Options under the Plan or under any other stock option plan or agreements of the Company or a Subsidiary; provided, that this Section 2.4(c) shall not increase the total number of Common Shares in respect of which Options may be granted to all Eligible Personnel under the Plan pursuant to Section 1.6 hereof.

         2.5 EXERCISE OF OPTIONS. Unless otherwise provided herein or in the applicable Option Agreement, each Option shall be exercisable as follows:

                  (a) An Option shall become exercisable in two (2) substantially equal installments, the first of which shall become exercisable on the third anniversary of the date of grant and the second of which shall become exercisable on the fourth anniversary of the date of grant.

                  (b) Once an installment becomes exercisable, it shall remain exercisable until expiration, surrender, cancellation or termination of the Option.

                  (c) An Option may be exercised from time to time as to all or part of the Common Shares as to which such Option shall then be exercisable subject to a minimum exercise of one hundred (100) Common Shares and a limitation of one exercise per calendar year quarter.

                  (d) An Option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe.

                  (e) Any written notice of exercise of an Option shall be accompanied by payment of the Exercise Price for the Common Shares being purchased. Such payment shall be made: (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Company), or (ii) by delivery to the Company of a certificate or certificates for a number of Common Shares having a Fair Market Value equal to all or a portion of the Exercise Price, provided that such Common Shares must have been owned by the Grantee for a period of at least six


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                           (6) months, or (iii) with the consent of the
                           Committee, by delivery of the Grantee's promissory note for all or a portion of the Exercise Price, upon such terms and conditions as the Committee shall prescribe; provided, however, that if only a portion of the Exercise Price is paid by promissory note, the balance of the Exercise Price shall be paid as prescribed in clause (i) or (ii) of this Section 2.5(e). As soon as practicable after receipt of such payment, the Company shall, subject to the provisions of Section 3.2, deliver to the Grantee a certificate or certificates for such Common Shares, provided, however, that if the method of payment employed upon option exercise so requires, and if applicable law permits, a Grantee may direct the Company to deliver the certificate or certificates to the Grantee's stockbroker.

         2.6 COMPENSATION IN LIEU OF EXERCISE.

                  (a) Upon written application by a Grantee, the Committee may, in its sole discretion, substitute for the exercise of an Option compensation to the Grantee not in excess of the difference between the Exercise Price and the Fair Market Value (determined as of the date such application is made to the Committee) of the Common Shares specified in such application. Such compensation shall be in cash and the payment thereof may be subject to conditions, as the Committee may determine. In the event compensation is substituted pursuant to this Section 2.6 for the exercise, in whole or in part, of an Option, the Option shall be reduced by the number of Common Shares specified in such application and for which such compensation is substituted, and the number of Common Shares by which such Option is so reduced shall not again be available for subsequent Options under this Plan.

                  (b) In the case of such a written application by a Grantee whose transactions in Common Shares issued pursuant to an award under this Plan are subject to section 16(b) of the Securities Exchange Act of 1934, such application and exercise of the Option may, at the discretion of the Committee, be made only in a "window period" comprising the 10 business


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days beginning on the third business day following release of the Company's quarterly or annual summary statement of earnings, as set forth in Rule 16b-3.

         2.7 TERMINATION OF EMPLOYMENT; DEATH.

                  (a) Except as otherwise provided in subsection (b), (c) or (d) below, if a Grantee has a Termination of Employment, such Grantee may exercise any Option granted to him under the Plan on the following terms and conditions:
(A) such exercise may be made only to the extent that the Grantee was entitled to exercise such Option on the date of his Termination of Employment; and (B) such exercise must be made by the earlier of the expiration date of such Option (set forth in the applicable Option Agreement) or the ninetieth (90th) day after such Termination of Employment; provided, however, that if the Grantee's Termination of Employment shall be by reason of a disability referred to in
Section 422(c)(6) of the Code, such 90-day period shall be increased to one year.

                  (b) If a Grantee dies while in the employ of the Company or a Subsidiary, or dies after his Termination of Employment and during a period in which his Options are exercisable pursuant to subsection (a) above, any Option granted to him under the Plan shall be exercisable within one (1) year after the date of his death (but in no event later than the expiration date of such Option set forth in the applicable Option Agreement), to the extent that such Grantee was entitled to exercise such Option on the date of his death. Any such exercise of an Option following a Grantee's death may be made only by the representative of such Grantee's estate, unless the Grantee's will specifically disposes of such Option, in which case such exercise may be made only by the recipient of such specific disposition. If the representative of the Grantee's estate or the recipient of a specific disposition under the Grantee's will shall be entitled to exercise any Option pursuant to the preceding sentence, such representative or recipient shall


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be bound by all the terms and conditions of the Plan and the applicable Option
Agreement which would have applied to the Grantee's exercise of his Option (if he had lived).

                  (c) If a Grantee's Termination of Employment is for Cause, all of the Grantee's outstanding options shall expire upon his Termination of Employment.

                  (d) The Committee may, in the applicable Option Agreement, or an amendment thereto, waive or modify, in any respect, the foregoing provisions of this Section 2.7.

                  (e) Notwithstanding, the foregoing provisions of this Section 2.7, in no event shall any Option be exercisable more than ten (10) years after the date of grant of such Option.

                  (f) Subject to the provisions of Section 1.4 hereof and the applicable Option Agreement, references in this Section 2.7 to an individual's employment as an employee of the Company or any Subsidiary may, in the sole discretion of the Committee, include all periods during which such individual serves as a director of or consultant to the Company or a Subsidiary but is not otherwise an employee.

                  (g) The Committee may in its discretion determine (i) whether any leave of absence constitutes a Termination of Employment within the meaning of the Plan, (ii) the impact, if any, of any such leave of absence on Options under the Plan awarded to a Grantee who takes such leave of absence, and (iii) whether a change in a non-employee's association with the Company constitutes a Termination of Employment for purposes of the Plan.

         2.8 INVESTMENT INTENT. Any issuance of Common Shares hereunder may be conditioned by the Company upon its receipt of a representation and warranty by the Grantee that such Common Shares shall be held for investment purposes only and not with a view to distribution or resale, provided, however, that any such representation and warranty shall become inoperative in the event such Common Shares shall be registered for resale by the Grantee under


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the Securities Act of 1933, as amended, and any applicable state laws or in the event there is presented to the Committee evidence satisfactory to the Committee to the effect that the offer or sale of such Common Shares distributed hereunder will be lawfully made without registration under the Securities Act of 1933, as amended and any applicable state laws.

                  No Grantee or Beneficiary will effect a disposition of the Common Shares until either (i) the Company has notified all that, in the opinion of counsel for the Company, no registration of such Common Shares under the Securities Act of 1933 or registration or qualification under the securities or "blue sky" laws of any state is required in connection with such a disposition, or (ii) a registration statement under the Securities Act of 1933 covering such disposition has been filed by the Company with the Commission and has become effective under the Securities Act of 1933 and compliance with applicable state securities or "blue sky" laws has been effected.

         2.9 LEGEND OF CERTIFICATES. Unless, in the opinion of counsel for the Company, the Common Shares represented thereby need not be subject to the restrictions contained in Section 2.8 of this Plan, each stock certificate of the Company issued to represent any Common Shares shall bear the following (or a substantially equivalent) legend on the face or reverse side thereof:

              "The transfer of these securities is subject to restrictions set forth in the Company's 1997 Stock Option Plan, dated as of _______ __, 1996, and any amendments thereto, a copy of which is available for inspection at the office of the Corporation. The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and no sale, gift, transfer or other disposition thereof or of any interest therein shall be valid or effective (i) unless and until registered pursuant to the provisions of such Act and registered or qualified under applicable state securities or 'blue sky' laws, or (ii) unless in the opinion of Counsel to the Company exemption from registration and qualification (determined pursuant to the provisions of said Plan) is available."


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Any stock certificate issued at any time exchange or substitution for any certificate bearing such legend (except a new certificate issued upon the completion of a public distribution of Common Shares represented thereby) shall also bear such legend, unless in the opinion of counsel for the Company the Common Shares represented thereby need no longer be subject to the restrictions contained in Section 2.8 of this Plan. The provisions of Sections 2.8 and 2.9 of this Plan, to the extent still applicable, shall be binding upon the Grantee or Beneficiary and all subsequent record or beneficial holders of Common Shares who acquired the same directly or indirectly from the Grantee or Beneficiary in a transaction or series of transactions not involving any public offering. The Company will not, in any event, transfer on its books any certificate for Common Shares in violation of the provisions of this Plan.

         2.10 ADDITIONAL RESTRICTIONS ON RESALE. In addition to any other restrictions on the right of a Grantee or Beneficiary to resell Common Shares acquired by the exercise of an Option granted under this Plan there may be other periods, including periods following a public offering of other Common Shares of the Company, during which the Grantee or Beneficiary will not be allowed to resell such Common Shares by reason of law, the rules and regulations of a securities exchange, an agreement with an underwriter, or any other reason.

                                   ARTICLE III

                                  MISCELLANEOUS

         3.1 AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

                  (a) The Board may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award previously made under


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the Plan without the consent of the Grantee (or, upon the Grantee's death, the person having the right to exercise such award). Except as otherwise permitted by Section 3.6 or 3.12, stockholder approval shall be required with respect to any amendment which increases the aggregate number of Common Shares which may be issued under to the Plan or changes the class of employees eligible to receive such options, and with respect to any amendment for which such approval is required in order to take advantage of the exemptions provided by Rule 16b-3.

                  (b) With the consent of the Grantee and subject to the terms and conditions of the Plan and applicable laws, the Committee may amend outstanding Option Agreements with such Grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which the Option may be exercised and/or (ii) extend, subject to Section 2.7(e), the scheduled expiration date of the Option.

         3.2 CONSENTS.

                  (a) If the Committee shall at any time determine that any Consent (as defined in subsection (b) below) is necessary or desirable as a condition to, or in connection with, the granting of any award under the Plan, the issuance or purchase of Common Shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee, or the Committee may require that such Plan Action be taken only in such manner as to make such Consent unnecessary.

                  (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written


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agreements and representations by the Grantee with respect to the acquisition or disposition of Common Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and
(iii) any and all consents, clearances and approvals by any governmental or other regulatory bodies.

         3.3 NONASSIGNABILITY. No Option or other right granted under the Plan or under any Option Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. During, the life of the Grantee, all rights of the Grantee under the Plan or under any Option Agreement shall be exercisable only by him or his legal representative.

         3.4 SECTION 421(B) NOTIFICATION. Each Option Agreement with respect to an Incentive Stock Option shall require the Grantee to notify the Company of any disposition of any Common Shares issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within ten (10) days of such disposition.

         3.5 WITHHOLDING TAXES.

                  (a) Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding, requirements related to such payment, including taxes under the Federal Insurance Contributions Act ("FICA") taxes or similar taxes.

                  (b) Whenever Common Shares are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal,


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state and other governmental tax withholding requirements related thereto. With the prior approval of the Committee, which it shall have sole discretion to grant, the Grantee may satisfy the foregoing condition by electing to have the Company withhold a number of Common Shares otherwise issuable having, a Fair Market Value equal to the amount of tax to be withheld less any FICA or similar taxes included therein or such higher amount determined by the Grantee but not to exceed the estimated tax liability on the exercise of the Option (any such amount shall exclude any FICA or similar taxes even if such taxes were included in the withholding amount). Such Common Shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined (the "Tax Date"). Fractional Common Share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the Common Shares to be delivered pursuant to an award. If the Tax Date of such a Grantee making such an election is deferred pursuant to Section 83 of the Code until after the date as of which Common Shares are delivered to him pursuant to an award, the full number of Common Shares due pursuant to the award shall be delivered to him but he shall be unconditionally obligated to surrender the proper number of Common Shares to the Company on the Tax Date.

         3.6 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event there occurs any change in the number of Common Shares or the terms thereof, or of any issued and outstanding capital stock or other securities into which Common Shares shall have been converted, or for which they shall have been exchanged, and such change shall occur other than through a stock dividend or split or combination of shares of stock of the Company, then if (and only if) the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number of Common Shares with respect to which Options may be granted under the Plan, the maximum number of Common Shares with respect to which Options may be


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


granted to any one individual during a calendar year, the number of Common Shares subject to Options previously granted, and the Exercise Price of such Options, such adjustment as the Committee shall, in its sole discretion, determine is equitable, shall be made and shall be effective and binding for all purposes with respect to Options awarded under the Plan. The Committee shall also make appropriate adjustments to the number of Common Shares with respect to which Options may be granted under the Plan, the number of Common Shares subject to Options previously granted and the Exercise Price of such Options to reflect any and all stock splits, cash or stock dividends, or reductions in the number of Common Shares. Adjustments pursuant to this Section 3.6 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

         3.7 RIGHT OF DISCHARGE RESERVED. Nothing in the Plan or in any Option Agreement shall be construed to confer upon any officer, director, employee or other person the right to continue in the employment or service of the Company or any Subsidiary, or to be employed or serve in any particular position therewith, or affect any right which the Company or any Subsidiary may have to terminate the employment or service of such officer, director, employee or other person.

         3.8 NO RIGHTS AS A STOCKHOLDER. No Grantee or other person exercising an Option shall have any of the rights of a Stockholder of the Company with respect to Common Shares subject to any Option until the issuance of a stock certificate to him for such Common Shares. Except as otherwise expressly provided in Section 3.6 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.


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



         3.9 NATURE OF PAYMENTS.

                  (a) Any and all grants of Options and issuances of Common Shares hereunder shall be in consideration of services performed for the Company or for a Subsidiary by the Grantee and the payment by the Grantee of the Exercise Price.

                  (b) All such grants and issuances shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining, any pension, retirement, death or other benefits under (i) any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or any Subsidiary or (ii) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

         3.10 NON-UNIFORM DETERMINATIONS. The Committee's or Company's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, and (iii) the treatment of leaves of absence pursuant to Section 2.7(a) hereof.

         3.11 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed to in any way limit or restrict the Company, any Subsidiary or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.


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

         3.12     REORGANIZATION.

                  (a) In the event that the Company or any Subsidiary is merged or consolidated with another corporation (whether or not the Company or such Subsidiary is the surviving corporation) and if there shall be any change in the Common Shares by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company or of any Subsidiary are acquired by another corporation, or in the event of the reorganization or liquidation of the Company or any Subsidiary (a "Reorganization"), or in the event that the Board shall propose that the Company or any Subsidiary enter into a Reorganization, then the Committee may, in its discretion, take any or all of the following actions following reasonable notice to each Grantee of such Reorganization or proposed Reorganization:

                        (i) by written notice to each Grantee, declare that his Options will be terminated unless exercised within thirty (30) days (or such longer period as the Committee shall, in its sole discretion, determine) after the date of such notice (without acceleration of the exercisability of such Options);

                       (ii) advance the dates upon which any or all outstanding Options shall be exercisable; or

                      (iii) by written notice to each Grantee, terminate his Option subject to the payment, with respect to the vested portion of such Option, of such consideration as the Committee shall deem equitable in the circumstances.

                  (b) Whenever deemed appropriate by the Committee, any action referred to in subsection (a) above may be made conditional upon the consummation of the Reorganization.

         3.13 SECTION HEADINGS. The section headings contained herein are for purposes of convenience only and are not intended to define or limit the contents of said sections.

         3.14 NUMBER. The singular herein shall include the plural, or vice versa, wherever the context so requires.


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

         3.15 GENDER. A pronoun in the masculine, feminine, or neuter gender shall be deemed, where appropriate, to include also the masculine, feminine or neuter gender.

         3.16 EFFECTIVE DATE AND TERM OF PLAN.

                  (a) This Plan shall become effective December 2, 1996; provided that, notwithstanding, any other provision of the Plan, no award made under the Plan shall be exercisable unless the Plan is approved by stockholders representing a majority of the Company's total outstanding voting stock (or such greater percentage as may be required under applicable law) voting in person or by proxy at a duly held stockholders' meeting or by written consent, in either case within 12 months before or after the effective date of the Plan.

                  (b) The Plan shall terminate December 1, 2006, and no Options shall thereafter be awarded under the Plan. Notwithstanding the foregoing, all Options awarded under the Plan prior to such date shall remain in effect until they have been exercised or terminated in accordance with the terms and provisions of the Plan.

         3.17 GOVERNING LAW. This Plan shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, without reference to principles of conflict of laws.

         3.18 COMPANY'S RIGHT OF FIRST REFUSAL. In the event that at a time when Common Shares are not Publicly Traded, a Grantee wishes to sell or otherwise transfer some or all of his Common Shares acquired under this Plan and which he has owned for a period of at least six (6) months, the Grantee may sell or otherwise transfer such Common Shares but only if the Company has failed to exercise its right of first refusal to purchase such Common Shares. The Company shall have the right, but not the obligation, to purchase the Grantee's Common Shares proposed to be sold or transferred for a period of thirty (30) days commencing with the date on which the Company receives written notice from the Grantee stating that he wishes to sell or otherwise transfer some or all of his Common Shares. Such exercise shall be made in accordance with Section 3.19 hereof. If the Company shall not exercise its right of first refusal during such thirty (30) day period, such right shall permanently lapse with respect to the Common Shares offered by the Grantee.

                  The purchase price payable by the Company if it exercises its right under this Section to purchase Common Shares from the Grantee shall be the Fair Market Value of the Common Shares being acquired during the thirty (30) day exercise period. If such Fair Market Value changes during the thirty (30) day period, the greater Fair Market Value shall be used.

                  In addition to any other legal restrictions applicable to the Common Shares acquired under this Plan, such Common Shares may not be sold or otherwise transferred by the Grantee until they have been held for at least six
(6) months by such Grantee. In the discretion of the Committee, such six (6) month holding period may be waived in the case of death or disability of the Grantee.

         3.19 COMPANY'S EXERCISE OF RIGHT OF FIRST REFUSAL. If the Company desires to exercise its option to repurchase Common Shares pursuant to its right of first refusal in Section 3.18 hereof, the Company shall notify the Grantee, or in case of death, his representative, in writing of its intent to repurchase the Common Shares and the price at which the Common Shares will be purchased. Such written notice may be mailed by the Company up to and including the last day of the period provided for in this Plan for exercise of the Company's right of first refusal.

                  The written notice to the Grantee should also specify the address at, and the time and date on, which payment to the Grantee of the purchase price is to be made. The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Grantee or his successor in interest with respect to the Common Shares shall have no further rights as the owner thereof from and after the date specified in the notice. On that date, the purchase price shall be delivered to the Grantee with the Company deducting from the purchase price the amount, if any, due to it under any promissory note issued under this Plan with respect to tax liability, including, but not limited to, accrued but unpaid interest to such date. The Common Shares, together with any stock powers, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Grantee or his successor in interest. In the event payment of the purchase price cannot be made to Grantee or his successor in interest on the date specified, the Company shall deposit the amount of the purchase price with a bank which shall be designated by the Committee as agent for the Grantee or for his successor in interest. Payment of any and all applicable stock transfer taxes shall be made by the Company.

         IN WITNESS HEREOF, SEALY CORPORATlON, by its appropriate officers duly authorized, has executed this instrument this ____ day of ____________ , 1996.

                                     SEALY CORPORATION

                                     -----------------------------------
                                     By:

                                     Title:

                                     -----------------------------------
                                     By:

                                     Title:


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